Adirondack Small Cap Fund (ADKSX)

Data as of September 30, 2010

Key Fund Facts

Ticker	ADKSX
Inception Date	April 6, 2005
Fund Assets	$29.0 M
Number of Holdings	73
Cusip	00688P103
NAV	$13.12
Investment Style	Small Value

Expenses

Net Expense Ratio (Includes waivers)	1.49%
12b-1 Distribution Fees	None
Sales Load	None
Redemption Fees (On shares held for less than 30 days)	1.00%

Investment Minimums

Regular Account.................. $3,000
Automatic Reinvestment.......... $50
IRA Account........................ $1,000

Fund Managers

Fund Managers	Start Date
Matthew P. Reiner	04/06/2005
Gregory Roeder	04/06/2005

Top Ten Holdings (& of net assets)

DDI Corporation..................... 2.6%
Endo Pharmaceuticals............ 2.4%
Prestige Brands Holdings........ 2.2%
NN, INC................................ 2.0%
Trinity Biotech PLC. ADS......... 2.0%
Fresh Del Monte Produce....... 2.0%
Delphi Fin'l Group Sub Deb..... 2.0%
Journal Communications........ 1.9%
CNO Financial Group, Inc........ 1.9%
Coca Cola Bottling Co. 1.9%
Total % of portfolio............. 20.9%

Investment Philosophy

At the Adirondack Small Cap Fund (ADKSX), we incorporate independent thinking, patience, and strict value criteria to choose companies as investments in the Fund. We use a "middle-down" research approach to identify industries for investment, eventually paring down to the few companies in those industries that make attractive additions to the Fund.

Generally, we look for certain characteristics:

Companies that are out of favor: These are companies not followed by "Wall Street" or industries that are in transition.

Companies in sectors with encouraging trends: These may be companies where balance sheets are improving and cash flows are strengthening.

Companies with improving competitive positions: These could be companies with exciting new products or decreased competitive pressures.

Companies that manage assets wisely: These are companies that have a history of smart acquisitions, sensible share buybacks, debt reduction, or have insiders buying shares along with us.

Performance Summary (as of September 30, 2010)

	YTD Return	One Year Return	3 Year Return Annualized	5 Year Return Annualized	Annualized Return Inception*
Adirondack SmallCap Fund (ADKSX)	11.95%	16.11%	2.76%	5.50%	7.30%
Russell 2000® Value Index	7.92%	11.84%	-4.98%	0.73%	2.10%
SmallCap Value Peer Group**	9.20%	13.40%	-3.60%	1.40%	N/A

* Inception date 4/6/2005
** According to Lipper Research

The Fund commenced operation on April 6, 2005. This data reflects past performance. Total return measures aggregate change. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing. For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729. Read it carefully before you invest. Current performance may be lower or higher than the performance data quoted.

Adirondack Research & Management, Inc.
2390 Western Avenue (CMFox Building)
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack SMALL CAP FUND